UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025 (August 31, 2025)

SOUTHSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	39-3424417 IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

SouthState Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introduction.

This Current Report on Form 8-K is being filed in connection with the completion (the “Closing”) on August 31, 2025 (the “Closing Date”) of the previously announced redomicile of SouthState Corporation, a South Carolina corporation (“Old SSB”), to the state of Florida, through the merger of Old SSB with and into SouthState Bank Corporation, a Florida corporation wholly owned by Old SSB prior to such merger (“New SSB”), pursuant to the Agreement and Plan of Merger, dated as of August 19, 2025 (the “Agreement”), by and between Old SSB and New SSB.  The redomicile from South Carolina to Florida pursuant to the terms of the Agreement was approved by the affirmative vote of the holders of more than two-thirds of the outstanding shares of Old SSB’s common stock, par value $2.50 per share (the “Old SSB Common Stock”), entitled to vote on the matter at Old SSB’s Annual Meeting of Stockholders held on April 23, 2025.

Pursuant to the Agreement, at 11:59pm ET on August 31, 2025 (the “Effective Time”), (i) each outstanding share of Old SSB Common Stock, was automatically converted into one outstanding share of New SSB common stock, par value $2.50 per share (“New SSB Common Stock”), with no further action required on the part of Old SSB’s shareholders, and (ii) each option, warrant, equity or equity-based award and other security or instrument of Old SSB granting the holder thereof the right to acquire Old SSB Common Stock (or other securities of Old SSB) outstanding immediately prior to the Effective Time (the “SSB Securities”) was automatically converted into a corresponding option, warrant, equity or equity-based award and other security or instrument of New SSB granting the holder thereof the right to acquire an equivalent number of shares of New SSB Common Stock (or other securities of New SSB) as the number of shares of Old SSB Common Stock underlying such Old SSB Securities. Following the Effective Date, the New SSB Common Stock continues to be traded on the New York Stock Exchange under ticker symbol “SSB”.

Pursuant to the Agreement, the Articles of Incorporation and Bylaws of SouthState Bank Corporation, in each case, as in effect immediately prior to the Effective Time, survived as the Articles of Incorporation and Bylaws, respectively, of SouthState Bank Corporation following the Effective Time.  As a result of the redomicile, as of the Effective Time, the determination of the rights of Old SSB’s shareholders ceased to be governed by the South Carolina Business Corporation Act (the “SCBCA”) and began to be governed by the Florida Business Corporation Act (the “FBCA”).  The key differences between the SCBCA and the FBCA were previously set forth by Old SSB in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2025.

The foregoing description of the redomicile, including the Agreement and the Articles of Incorporation and the Bylaws of SouthState Bank Corporation, does not purport to be complete and is qualified in their entirety by reference to the full text of the Agreement and the Articles of Incorporation and the Bylaws of SouthState Bank Corporation, as applicable, copies of which are filed hereto as Exhibit 2.1, 3.1 and 3.2, respectively, and incorporated herein by reference.

.01
ITEM 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 with respect to SSB’s Indebtedness (as defined in Item 2.03) is incorporated herein by reference.

.01
ITEM 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction is incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

By operation of law, in connection with the redomicile, New SSB assumed all the rights and obligations outstanding under the Company’s senior revolving credit facility with U.S. Bank (the “U.S. Bank Facility”). Further, at the Effective Time, New SSB assumed Old SSB’s obligations in accordance with Old SSB’s underlying indentures and certain related agreements with respect to Old SSB’s outstanding trust preferred securities (the “Trust Preferred Securities”), which have an aggregate principal amount of $175.887 million. As of the Effective Time, New SSB also assumed all of the Company’s obligations with respect to (i) $350 million in aggregate principal amount of 7.00% fixed-to-floating rate subordinated debt due 2035 (the “2035 Notes”), (ii) $130 million in aggregate principal amount of 4.00% fixed-to-floating rate junior subordinated notes due 2030 (the “4.00% 2030 Notes”), and (iii) $175.0 million in aggregate principal amount of 8.375% fixed-to-floating rate subordinated debentures due August 15, 2034 (items (i) through (iii) being referred to collectively as the “Subordinated Notes” and together with the Trust Preferred Securities, the “Company’s Indebtedness”).

The supplemental indentures pursuant to which New SSB assumed the Trust Preferred Securities as well as the original indentures pursuant to which the Trust Preferred Securities were issued have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. New SSB agrees to furnish a copy of such indentures to the Commission upon request.

The foregoing description of New SSB’s assumption of the U.S Bank Facility and Subordinated Notes is qualified in its entirety by reference to the full text of the U.S. Bank Facility or applicable base indenture, respectively, in each case, as amended and supplemented by the supplemental indentures, copies of which are filed hereto as Exhibits 4.1 through 4.16 and incorporated herein by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Agreement, the officers and directors of Old SSB immediately prior to the Effective Time became the officers and directors of New SSB immediately after the Effective Time, each to hold office in accordance with the Articles of Incorporation and the Bylaws of New SSB, the provisions of the FBCA and all other applicable laws and regulations.

.01
ITEM 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

The information set forth in the Introduction is incorporated herein by reference.

.01
ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

In most cases, documents incorporated by reference to exhibits that have been filed with our reports or proxy statements under the Securities Exchange Act of 1934 are available to the public over the Internet from the SEC’s web site at www.sec.gov. You may also read and copy any such document at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 under our SEC file number (001 12669).

(d)Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of August 19, 2025, by and between SouthState Corporation and SouthState Bank Corporation (incorporated by reference to Exhibit 2.1 to Old SSB’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on August 19, 2025)

3.1	Articles of Incorporation of SouthState Bank Corporation incorporated by reference to Exhibit 3.1 to Old SSB’s Current Report on Form 8-K, filed with the Commission on August 19, 2025)
3.2	Bylaws of SouthState Bank Corporation (incorporated by reference to Exhibit 3.2 to Old SSB’s Current Report on Form 8-K, filed with the Commission on August 19, 2025)
4.1

Amendment and Restatement, dated as of November 15, 2021, to Credit Agreement, dated as of October 28, 2013, by and between Old SSB, as borrower, and U.S. Bank National Association, as lender (incorporated by reference to Exhibit 10.49 to Old SSB’s Annual Report on Form 10-K, filed with the Commission on February 21, 2025)

4.2

Amendment Number One, dated as of November 14, 2022, to and under Credit Agreement, dated as of November 15, 2021, by and between Old SSB, as borrower, and U.S. Bank National Association, as lender (incorporated by reference to Exhibit 10.50 to Old SSB’s Annual Report on Form 10-K, filed with the Commission on February 21, 2025)

4.3

Amendment No. 2, dated as of November 13, 2023, to and under Credit Agreement, dated as of November 15, 2021, by and between Old SSB, as borrower, and U.S. Bank National Association, as lender (incorporated by reference to Exhibit 10.51 to Old SSB’s Annual Report on Form 10-K, filed with the Commission on February 21, 2025)

4.4

Amendment No. 3, dated as of November 11, 2024, to and under Credit Agreement, dated as of November 15, 2021, by and between Old SSB, as borrower, and U.S. Bank National Association, as lender (incorporated by reference to Exhibit 10.52 to Old SSB’s Annual Report on Form 10-K, filed with the Commission on February 21, 2025)

Exhibit No.	Description
4.5

Indenture, dated as of June 13, 2025, by and between Old SSB and U.S. Bank Trust Company, National Association, in its capacity as Indenture Trustee (incorporated herein by reference to Exhibit 4.1 Old SSB’s Current Report on Form 8-K, filed with the Commission on June 13, 2025)

4.6

First Supplemental Indenture, dated as of June 13, 2025, between Old SSB and U.S. Bank Trust Company, National Association, in its capacity as Indenture Trustee (incorporated herein by reference to Exhibit 4.2 to Old SSB’s Current Report on Form 8-K, filed with the Commission on June 13, 2025)

4.7	Second Supplemental Indenture, dated August 31, 2025, by and among Old SSB, New SSB, and U.S. Bank Company, National Association, in its capacity as Indenture Trustee
4.8

Subordinated Debt Indenture, dated as of June 25, 2014, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee (incorporated herein by reference to Exhibit 4.6 to Amendment No. 1 to Independent Bank Group, Inc.’s S-3 Registration Statement filed with the Commission on June 25, 2014)

4.9

First Supplemental Indenture, dated as of July 17, 2014, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, in its capacity as Indenture Trustee (incorporated herein by reference to Exhibit 4.2 to Independent Bank Group, Inc.’s Current Report on Form 8-K filed with the Commission on July 18, 2014)

4.10

Second Supplemental Indenture, dated as of December 19, 2017, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to Independent Bank Group, Inc.’s Current Report on Form 8-K filed with the Commission on December 19, 2017)

4.11

Third Supplemental Indenture, dated as of September 15, 2020, between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to Independent Bank Group, Inc.’s Current Report on Form 8-K filed with the Commission on September 15, 2020)

4.12

Fourth Supplemental Indenture, dated as of July 31, 2024, between Independent Bank Group, Inc. and Computershare Trust Company, National Association, as successor in interest to Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to Independent Bank Group, Inc.’s Current Report on Form 8-K filed with the Commission on July 29, 2024)

4.13

Fifth Supplemental Indenture, dated as of January 1, 2025, among Old SSB, Independent Bank Group, Inc. and Computershare Trust Company, National Association, as successor in interest to Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.6 to Old SSB’s Current Report on Form 8-K filed with the Commission on January 2, 2025)

4.14

Sixth Supplemental Indenture, dated as of January 1, 2025, among Old SSB, Independent Bank Group, Inc. and Computershare Trust Company, National Association, as successor in interest to Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.7 to Old SSB’s Current Report on Form 8-K filed with the Commission on January 2, 2025)

4.15

Seventh Supplemental Indenture, dated as of August 31, 2025, by and among Old SSB, New SSB, and Computershare Trust Company, National Association, as successor in interest to Wells Fargo Bank, National Association, as trustee

4.16

Eighth Supplemental Indenture, dated as of August 31, 2025, among Old SSB, New SSB, and Computershare Trust Company, National Association, as successor in interest to Wells Fargo Bank, National Association, as trustee

104	Cover Page Interactive Data File (formatted as inline XBRL document)

*Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules (or similar attachments) upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE BANK CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: September 4, 2025

5